NATFRESH BEVERAGES CORP
Prospectus Service Agreement
Business Plan and Form S-1

AMCM/NFBC/PROSPECTUSSERVICEAGREEMENT(MASTER) 7/2/2012

PROSPECTUS SERVICE AGREEMENT

No.: AMCM/CM/USOTC/2012-13-001

THIS SERVICE AGREEMENT is made and entered on this 2nd day of July, 2012 BETWEEN ACCESS MANAGEMENT CONSULTING AND MARKETING PTE LTD (company registration no. 201013297K), a private company limited by shares duly incorporated under the laws of the Republic of Singapore and having its registered office at Level 31, Six Battery Road #31-00, Singapore 049909 (hereinafter referred to as “the Consultant” or “AMCM”) of one part AND NATFRESH BEVERAGES CORP, a US domestic corporation limited by shares duly incorporated under the laws of the State of Nevada, United States of America and having its US registered agent address at Incsmart.Biz, Inc of 4421 Edward Ave, Las Vegas, NV 89108, United States of America (hereinafter referred to as “the Issuer” or “the Company”) of the other part.

RECITALS

WHEREAS, the Consultant is a management consulting company and to provide services for companies intending to go public in the United States of America.  In this Agreement, the services to be provided by the Consultant shall be the preparation of a Business Plan for the production of a Prospectus or Form S-1 as described under clause 2 below (hereinafter referred to as “the Services”);

WHEREAS, the Issuer is desirous and wishes to utilise the Services of AMCM as its Consultant under the terms of this Agreement for going public in the US with a view to obtain listing on the US Over-the-Counter Bulletin Board (hereinafter referred to as “OTCBB” or “the Exchange”) and AMCM wishes to become the Issuer’s Consultant for this purpose.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto hereby agree as follows:

1.    APPOINTMENT OF CONSULTANT

       Upon execution of this Agreement by both parties, the Issuer hereby appoints AMCM as it’s Consultant for the provision of the Services as described in the recital above and clause 2 below (hereinafter referred to as “the Assignment”).

2.    SCOPE OF SERVICE IN RELATION TO THE ASSIGNMENT

       The scope of service AMCM would provide under this Agreement includes:

       2.1.    To provide consultation on matters related to the Assignment until the US Securities and Exchange Commission (hereinafter referred to as “the SEC”) declares the Registration Statement (hereinafter referred to as “the Prospectus” or “Form S-1”) effective.

       2.2.    To prepare or make available a Business Plan for the development and production of a Prospectus the information of which is to facilitate the securities lawyers to prepare the Prospectus  and for filing with the SEC.  For this Assignment, there shall be only one Business Plan until the SEC declares the Registration Statement or Form S-1 effective.

       2.3.    To closely liaison with the securities lawyers, accountants and auditors appointed by the Issuer for the development and production of the Prospectus and of any amendment to be made to the Prospectus until the SEC declares the Registration Statement or Form S-1 effective.

       2.4.    To closely liaison with the securities transfer agent appointed by the Issuer in the account set-up, shareholders information and statistics, confirmation and audit from time to time until the SEC declares the Registration Statement or Form S-1 effective. For this purpose, the Consultant is hereby authorised by the Issuer to give instruction to the securities transfer agent to issue share certificates to all shareholders the moment the SEC declares the Registration Statement or Form S-1 effective.  The Consultant is also hereby authorised by the Issuer to contact and give any instructions to the securities transfer agent to update and furnish information that may be required to accomplish the Services. The Issuer hereby agrees and undertakes that these authorisations will not be withdrawn under any circumstances.

       2.5.    To advise the Issuer in the determination and formulation of strategies for the Business Plan, and hence, the Prospectus until the SEC declares the Registration Statement or From S-1 effective.

       2.6.    To manage the Service until the SEC declares the Registration Statement or Form S-1effective.

3.    REGISTRATION STATEMENT

       There shall be only one Registration Statement or Form S-1 for the Service which includes any revision or amendment to be made thereto until the SEC declares the Registration Statement or Form S-1 effective.

4.    REMUNERATION FOR THE CONSULTANT

       4.1.    In consideration of the Services to be rendered or provided by AMCM described under Clause 2 above, the Issuer agrees to pay the Consultant a lump sum of United States Dollar Eight Hundred Thousand(US$800,000.00) only as the Consultant’s fee (hereinafter referred to as “the Remuneration”).

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       4.2.    The Remuneration of US$800,000.00 shall be paid by the Issuer to AMCM in the following agreed manner:

                 4.2.1.    On signing of this Agreement, by shares of the Issuer at

                              par value USD0.001 per share …………………………….. US$150,000.00.

                 4.2.2.    By telegraphic transfer on or before 5th September, 2012..USD100,000.00.

                 4.2.3.    By telegraphic transfer on or before 5th October, 2012 …...US$100,000.00.

                4.2.4.     By telegraphic transfer on or before 5th November, 2012 …US$100,000.00.

                4.2.5.     By telegraphic transfer on or before 5th December, 2012 …US$100,000.00.

                4.2.6.     By telegraphic transfer on or before 5th January, 2013 ……US$100,000.00.

                4.2.7.     By telegraphic transfer on or before 5th February, 2013.. …US$100,000.00.

               4.2.8.      On notification by the Consultant, before filing the first

                               Registration Statement with the SEC ……………………    US$  50,000.00.

                              TOTAL…………………………………………………… …….US$800,000.00.

      4.3.    The Issuer agrees that the Remuneration set out in Clause 4.2.1 above will be paid by the Issuer to AMCM by way of telegraphic transfer to, details of which are as follows:

                 Beneficiary           :    Access Management Consulting and Marketing Pte Ltd

                                                   Level 31, Six Battery Road #31-01,

                                                   Singapore 049909.

                Receiving Bank     :    DBS Bank Limited

                                                   6 Shenton Way

                                                   DBS Building                                                   Singapore 068809.

                Swift Code             :    DBSSSGSG.

                USD Account No.   :   0048-004083-013.

      4.4.    The Issuer further agrees that the Remuneration set out in Clause 4.2.1 above will be paid by the Issuer in kind by way of issuance of 150,000,000 common shares at USD0.001 per share at par in the share capital of NATfresh Beverages Corp.

      4.5.    In furtherance of clause 4.4 above, the Issuer shall cause to allot the said shares to the Consultant and the Consultant shall complete and sign the Private Placement Subscription Agreement which the Issuer shall undertake that they will not revoke such allotment under any circumstances.

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      4.6.    The Remuneration once paid is non-refundable.

      4.7.    The Remuneration mentioned herein is INCLUSIVE of the legal fees for the Securities Lawyer in the provision of his services in connection with the preparation of the Registration Statement or Form S-1 including services for amendments or revisions of the Form S-1 until the SEC declares the Registration Statement effective, but excludes all disbursements which the Issuer agrees to pay directly to the Securities Lawyer, or re-imburse the Consultant if such disbursements have been paid by the Consultant to the Securities Lawyer.

      4.8.    The Remuneration mentioned herein is EXCLUSIVE of:

                 4.8.1.    Singapore GST or sales tax;

                 4.8.2.    Out-of-pocket expenses or disbursements such as telephone and fax charges, postage and courier charges, photocopying charges, filing fees, Form S-1 registration fee, amended Form S-1 filing fees,        Form S-1 edarization fees, notarisation expenses, and travelling expenses.

                 4.8.3.    Travelling shall mean such travel out of Singapore as requested or instructed by the Issuer and such travelling expenses like air tickets, hotel accommodation, food and local transportation expenses shall be paid by the issuer or at the Issuer’s expense covering two representatives from the Consultant.

                 4.8.4.    The cost of printing of the Business Plan or the Form S-1 in hard copy.  The completed Business Plan or Form S-1 will be electronically mailed to the Issuer in pdf format.

                 4.8.5.    Professional fees and disbursements for accountants responsible for accounting and SEC reporting; auditors for quarterly audit and annual audit; account set-up fee for shares transfer agent and monthly shares transfer agent maintenance fee.  Securities Lawyer’s disbursements also excluded.

                 4.8.6.    Any other expenses, taxes and/or fees payable not mentioned under Clauses 4.8.1 to 4.8.5 above shall be notified by the Consultant to the Issuer and the Issuer shall not unreasonably object or deny to such expenses for payment.

       4.9.    The Issuer shall cause to make such payments directly to the Consultant in respect of expenses incurred under Clauses 4.8.1 to 4.8.6 as soon as the Issuer receives such invoice or invoices from the Consultant.

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5.    THE ISSUER’S RESPONSIBILITIES

       The Issuer covenants and undertakes that at all times during the continuance in force of this Agreement supply, furnish and provide the following information and/or documents in English language whether such information and/or documents officially demanded or requested by the Consultant or any member of the Team (Team or Team Members shall mean to include the Advisor to the Issuer, Manager for the Issue, Securities Lawyer, Issuer’s Accountant, Issuer’s Auditor and the Securities Dealer or the Sponsor for the Issuer or Issue):

       5.1.    The Issuer’s corporate and management information, write-ups of each and individual directors and key personnel, financial statements (audited and unaudited), bank borrowings and advances, raw materials supplies (domestic and imports) and contracts, manufacturing data and product standard cost sheet, sales (domestic and exports) and contracts, forward sales contracts, product specification and standards, awards, product research and development results and statements, technology cooperation agreements, financial and business forecasts, statistics, records, etc.;

       5.2.    The Issuer’s board of directors’ minutes and resolutions and the Issuer’s shareholders’ annual general meetings or extra ordinary general meetings’ minutes and resolutions and in particular the board of directors’ resolutions approving the Assignment or Service and the appointment of AMCM as its Consultant for the Assignment or Service;

       5.3.    The Issuer’s investment in financial products and/or companies;

       5.4.    Parent Company and/or Associated Companies of the Issuer.  Providing or furnishing similar information and/or documents described under Clauses 5.1 and 5.2 above;

       5.5.    Subsidiary Companies of the Issuer.  Providing or furnishing similar information and/or documents described under Clauses 5.1 and 5.2 above;

       5.6.    The Issuer further undertakes to supply, furnish and/or provide any other information and/or documents not mentioned herein (whether officially or unofficially demanded or requested) to the Consultant and/or any member of the Team with the view to complete the Assignment or Service;

       5.7.    The Issuer hereby permits and authorises the Consultant and its representatives and agents and any member of the Team to contact, speak and correspond with any member or employee of the Issuer, Parent Company or Associated Companies and Subsidiary Companies and its internal and external auditors, internal and external lawyers, treasurer and company secretary with the view to complete the Assignment or Service;

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       5.8.    The Issuer hereby consents or approves the structure of the Assignment or Service and the Business Plan propose by the Consultant and any decision that needs to be made with the view to complete the Assignment or Service (hereinafter referred to as “the Decisions”) must be made “promptly” in any event that such Decisions should be given 48 hours (2 days) from the day such question arose;

       5.9.    The Issuer shall cause to take all actions in the provision of supplying informationand/or documents,  making payments to the Team and creditors and the Decisions as soon as practical after demand or request made by the Consultant and/or any member of the Team.  Where Decisions are required, Clause 5.8 above shall apply; and

       5.10.  The Issuer shall at its own expense cause to arrange for the Consultant to visit their office and factory premises including its Parent Company, Associated Companies and/or Subsidiary Companies and to permit and authorise the Consultant to take pictures or photographs thereto.

6.    TIME TABLE

       It is agreed by both parties that the initial time table for the Assignment or Service shall be as follows:

       6.1.    As soon as practical after signing of this Agreement, the Consultant shall notify the Issuer to convey a meeting between the Consultant and the Issuer to determine a Work Program including the determination and formulation of strategies for the Assignment or Service or the Business Plan.

       6.2.    Once the Work Program is determined, both parties shall adhere to the said Work Program and the Consultant shall inform the Issuer the progress of the Service or Business Plan from time to time.

       6.3.    The Issuer agrees that in order for the Work Program to be effective, the Issuer’s Responsibilities in Clause 5 above plays an important role and if there is a delay in furnishing requested or required information by the Issuer to the Consultant or any member of the Team, the Consultant will not be held responsible and liable for such delay.  The Issuer hereby waives such claim against the Consultant.

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7.    INDEMNITY

       The Issuer hereby agrees to indemnify and hold the Consultant harmless from any and all legal suits and actions (whether civil or criminal), proceedings at law or in equity, liabilities, claims (groundless or otherwise), costs, losses, damages, payments, deficiencies, judgments, settlements, penalties, fines, costs, and legal and other expenses, including legal or attorney’s fees, arising from or related to the performance of the Consultant’s duties or the services of the Consultant under this Agreement, specifically including any dispute, litigation, arbitration, or regulatory investigation or action in which the Consultant is named as a respondent, defendant, third party respondent or third party defendant, or any proceedings or matter where the Consultant is required to respond to a subpoena, summons, or any other order or court order or inquiry, whether through testimony, in writing, or by the production of documents or information, unless there has been a final and non-appealable adjudication by a court of competent jurisdiction that such claim, loss, damage, or cost was directly caused by the wilful misconduct or gross negligence of the Consultant, without any contributory negligence by the Issuer.

       All payments by the Issuer to the Consultant pursuant to this indemnification clause shall be made as soon as practical after written demand by the Consultant therefore is presented to the Issuer in any event not later than fourteen (14) days after such demand whether demand is written and dispatch by post, courier, electronic mail or by facsimile transmission by the Consultant to the Issuer.  The Issuer’s obligation to make such payments shall not be affected by the pendency of any proceeding regarding the amount or validity of the Consultant’s demand for indemnification, or by any proceeding alleging wilful misconduct or gross negligence by the Consultant, unless and until there has been a final and non-appealed adjudication that the Consultant is guilty of wilful misconduct or gross negligence.

8.    ASSIGNMENT OF RIGHTS

       This Agreement may not be assigned by either party without the express written consent of the other party.

9.    PRE CONTRACT

       Both parties hereby agree that all pre contracts whether it is written or verbal will no longer valid and thus shall be treated as null and void.

10.  TERMINATION OF THIS AGREEMENT

       This Agreement will be terminated if any one of the following events arose:

       10.1.  If there is an outbreak of war in the US, and/or Singapore where the Consultant or the Issuer resides or operates; OR

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       10.2.  If there is a government intervention by the government of the country where the Consultant or the Issuer resides or operates; OR

       10.3.  If there is a withdrawal of any member of the Team and no remedy is made to ratify the situation by a replacement to be made within ninety (90) days from the date of notice of such termination from the withdrawing Team member; OR

       10.4.  If the either party enters into any creditors’ meetings or insolvency or bankruptcy proceedings; OR

       10.5.  If the Issuer gives notice to the Consultant its intention to terminate this Agreement with supporting board of directors’ resolutions approving the termination in any event such notice should be served upon the Consultant in writing and thirty (30) days in advance either by post,  courier or by facsimile transmission or electronic mail PROVIDED ALWAYS that the original copy of the said notice must reached the Consultant; OR

       10.6.  If the Issuer commits a breach of this Agreement; OR

       10.7.  If the Consultant gives a written advance thirty (30) days’ notice to the Issuer its intention to terminate this Agreement by way post, courier or by facsimile transmission or electronic mail PROVIDED ALWAYS that the original copy of the said notice must reached the Issuer; OR

       10.8.  If the Assignment or Service has been completed.

11.  TERMINATION RULES

        Both parties agree that where termination arose, both parties shall observe the following rules:

       11.1.  The Issuer shall cause to pay and settle any outstanding or unpaid invoices of the Consultant.  The Issuer shall make such payments to the Consultant within fourteen (14) days from the date of the termination notice and to remit such amount to the Consultant in the manner described under Clause 4.3 above.

       11.2.  The Consultant upon receipt of such payments and the amount from the Issuer as described under Clause 11.1. above, the Consultant shall cause to return all documents belonging to the Issuer by post or courier or to be collected by the Issuer personally.  Correspondence, records, reports, statements, memorandums and minutes etc., that touches the Assignment written and/or produced by the Consultant and those work-in-progress will not be given to the Issuer.  It is the property of the Consultant.

       11.3.  After termination, both parties shall observe the rule of confidentiality and shall not photocopy, print, distribute and/or disclose (whether verbal or express) any materials of the Assignment that have used or resulted from the service of this Agreement.

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12.  MODIFICATION

        No change, modification, addition or amendment to this Agreement shall be valid unless in writing and signed by both parties hereto.

13.  ISSUER’S KNOWLEDGE AND RISK FACTOR

       Both parties agree that this Agreement is negotiated at arm’s length between persons sophisticated and knowledgeable in these types of matters relating to the Assignment or Service.  Therefore:

       13.1.    Each party shall engage its own legal counsel and consult such legal counsel before signing of  this Agreement;

       13.2.    Each party also has the opportunity to seek advice from other professionals like accountants, bankers and securities dealers alike with the view to obtain knowledge and understanding of the Assignment before signing of this Agreement; and

       13.3.    In furtherance of Clauses 13.1 and 13.2 above, both parties agree and accept that each party is responsible for its own risk since entering into this Agreement carries an element of risk especially there is no promises or guaranty (whether verbally or express) made by the Consultant to the Issuer that the Assignment or Service or the Business Plan will render their application with the US Securities Exchange Commission to declare the Registration Statement or Form S-1 successful and therefore, interpretation of this Agreement by AMCM is hereby waived.

14.  VENUE AND GOVERNING LAW

       The venue for all legal proceedings in connection with this Agreement shall be Singapore, and in all aspects of this Agreement shall be governed by the laws of the Republic of

       Singapore.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date listed above.

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SIGNED BY THE CONSULTANT

ACCESS MANAGEMENT CONSULTING AND MARKETING PTE LTD

/s/ WANG HUEI LING

_______________________________

WANG HUEI LING

Director

in the presence of:

/s/ TAN SIN AUN

                                            __________________________________

TAN SIN AUN

Singapore PR ID No. S7479738E

  SIGNED BY THE ISSUER

NATFRESH BEVERAGES CORP

/s/ YI LUNG LIN

_______________________________

YI LUNG LIN

President/Director

in the presence of:

/s/ JOSHUA TEH BOON BOON

                                             __________________________________

JOSHUA TEH BOON BOON

 Singapore PR ID No. S7772772H

AMCM/NFBC/PROSPECTUSSERVICEAGREEMENT(MASTER)/02072012

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